Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Spanish Broadcasting System, Inc. (the “Company”) on Form 10-K/A for the period ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Joseph A. García, as Chief Financial Officer, Chief Administrative Officer, Senior Executive Vice President and Secretary of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph A. García
Name:	Joseph A. García
Title:	Chief Financial Officer, Chief Administrative Officer,
Senior Executive Vice President and Secretary

Date: April 12, 2013